FIFTH AMENDMENT TO LEASE AGREEMENT

This Fifth Amendment to Lease Agreement (this "Amendment") is executed as of the Effective Date (as hereinafter defined) between Riverchase Capital, LLC, a Florida limited liability company, and Stow Riverchase, LLC, a Florida limited liability company, successors in interest to RBP, LLC, (collectively "Landlord"), and BioCryst Pharmaceuticals, Inc., ("Tenant") dated July 13, 2000, and amended May 15, 2001, November 14, 2005, August 7, 2007 and March 23, 2012, (collectively the "Lease"), for the Premises commonly known as Suite A of 2190 Parkway Lake Drive, Riverchase Business Park, Birmingham, Alabama, 35244.

PRELIMINARY STATEMENTS

Landlord and Tenant desire to enter into this Amendment for the purpose extending the Term of the Lease, and for the purposes set forth herein.

AGREEMENTS:

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree to amend the Lease as follows:

1. Definitions. Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the meaning ascribed to them in the Lease.

2. Term. Effective July 1, 2015, the Term of the Lease is hereby extended one (1) year. The Expiration Date of the Lease is amended to June 30, 2016.

3. Fixed Minimum Rent Payment.

Dates:	Rent:
7/1/15 – 6/30/16	$36,034.21

4. Ratification. Tenant hereby ratifies and confirms its obligations under the Lease, and represents and warrants to Landlord that it has no defenses thereto. Additionally, Tenant further confirms and ratifies that, as of the date hereof, (a) the Lease is and remains in good standing and in full force and effect, and (b) Tenant has no claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant. Except as may be expressly provided in this Amendment, Tenant shall not have any renewal rights, termination options, expansion rights, option rights, rights of first offer or refusal, free-rent periods, tenant improvement rights or allowances, or other similar rights or concessions, if any, contained in the Lease.

5. Binding Effect; Governing Law. Except as modified hereby, the Lease shall remain in full effect and this Amendment shall be binding upon Landlord and Tenant. This Amendment shall be governed by the laws of the State of Alabama. The "Effective Date" shall be the date the last of Landlord and Tenant signs this Amendment as evidenced by the date below their respective signatures.

6. Conflict. In the event of a conflict between the terms and conditions of this Amendment and the terms and conditions of the Lease, this Amendment shall control and prevail.

7. Severability and Invalidity. If any provision of this Amendment, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of the Amendment, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby

8. Brokers. Tenant and Landlord acknowledge that there is no broker, agent or finder involved in this transaction, other than Engel Realty Company.

All other terms and covenants of the original Lease agreement shall remain as contained.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the Effective Date.

"TENANT"	Signed, sealed and delivered in my presence as witness to Tenant:
	Witness for Tenant
Tenant Name: BioCryst Pharmaceuticals, Inc.	
Business Type: Corporation	Signature:____________
State of Organization: Delaware	Print Name:____________
Signature:____________	
Print Name:____________	
Title:____________	
Date:____________	

"LANDLORD"	Signed, sealed and delivered in my presence as witness to Landlord
	Witness for Landlord
Riverchase Capital, LLC, a Florida Limited Liability Company	Signature:____________
	Print Name:____________
Signature:____________ Bruce D. Burdge, its Manager	
Date:____________	
	Witness 1 for Landlord
Stow Riverchase, LLC, a Florida Limited Liability Company	
	Signature:____________
By: Arcis Realty, LLC, as its attorney-in-fact	
	Print Name:____________
Signature:____________ Bruce D. Burdge, its President	
Date:____________	